Exhibit 10.32

Rainmaker/IBM Confidential

STATEMENT OF WORK

for

IBM ServicePac Sales

Under

IBM Non-Technical Service Agreement #4901AD0002

This Statement of Work (“SOW”) adopts and incorporates by reference the terms and conditions of Non-Technical Services Agreement #4901ADOO2 (“Agreement”) between International Business Machines Corporation (herein identified as “IBM”) and Rainmaker Systems, Inc, (herein identified as “Outsource Provider”). This SOW is effective upon its signing by both parties (the “Effective Date”) and will remain in effect for 1 year, unless earlier terminated in accordance with Section 9 hereof. Transactions performed under this SOW will be conducted in accordance with and be subject to the terms and conditions of this SOW, the Agreement and any applicable Work Authorizations (“WAs”). This SOW is a WA.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Rainmaker/IBM Confidential

1.	Scope Of Work

Under this SOW, Outsource Provider will market and sell IBM’ s ServicePacs to Customers.

More specifically, Outsource Provider will direct marketing services towards prospective Customers as provided by IBM in the Customer Data who either: (i) own IBM hardware whose warranty has expired, or will expire in the Near Future, (ii) have an existing repair service agreement which expires in the Near Future, (iii) recently purchased IBM hardware without any service upgrades, or (iv) have an expired repair service agreement.

Outsource Provider will also provide to IBM the Deliverables and Services described in Sections 2.0 and 3.0 of this SOW.

Outsource Provider’s Services under this SOW do not include any additional rights to renew or sell other IBM or third party products.

1.0	DEFINITIONS

The following terms contained in quotations shall have the following meanings for purposes of this Agreement. Additional terms may be defined in the body of this SOW.

1.1	“Customer Data” means, collectively, any and all (i) information contained in each data download delivered by IBM to Outsource Provider; (ii) any and all data derived by Outsource Provider based on such data download, including the lists of Customers and machines or equipment and information permitted to be collected by Outsource Provider under Section 3.1, and (iii) any and all information contained in any status reports delivered to IBM by Outsource Provider hereunder.

1.2	“Customer” means existing customers of IBM identified by IBM as a prospective purchaser of an IBM ServicePac.

1.3	“IBM Retained Amount” means the percentage of the List Price retained by IBM of each ServicePac, in accordance with the terms and conditions set forth in the IBM Business Partner Agreement for Resellers, currently ***.

1.4	“List Price” means the non-discounted price set forth by IBM for the ServicePacs.

1.5	“Outsource Provider’s Commission” means the difference between the IBM Retained Amount and the price paid by each Customer for each ServicePac purchased.

1.6	“Product” means any IBM ServicePac available for purchase or renewal by any Customer.

1.7	“Programs” means Outsource Provider’s offerings with respect to the relevant Target Market as set forth under Section 3.6 below.

1.8	“ServicePac” refers to IBM electronic agreements for repair services.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Rainmaker/IBM Confidential

1.9	“Services” shall mean, collectively, Outsource Provider’s sales, marketing, invoicing, credit and collections of ServicePacs to Customers and all associated activities and efforts required to accomplish the same, as more fully set forth under this SOW.

1.10	“Target Market” means Customers whose information is included in the Customer Data provided by IBM to Outsource Provider.

1.11	“Near Future” is the timeframe that Outsource Provider determines is the most effective to begin marketing to Customers in each Program.

1.12	“Program Execution” means the first day that Outsource Provider begins sales and marketing communications to Customers for the Programs.

2.0	DESCRIPTION OF DELIVERABLES AND SERVICES

2.1	OVERVIEW

Outsource Provider shall contact Customers, through various media (eg. teleservices, facsimile, direct mail, electronically), for the purpose of selling IBM ServicePacs to those Customers. For each Customer to whom Outsource Provider sells ServicePacs, Outsource Provider will place an electronic order, and complete IBM’s registration process. Outsource Provider will also provide periodic reports that reflect Outsource Provider’s performance of its sales activities and other sales data. In addition, Outsource Provider will create and maintain various databases that contain the information that Outsource Provider and IBM agree are necessary under this SOW.

Outsource Provider’s sales team that is dedicated to the IBM account will not work on other accounts. Outsource Provider will hire, assign, train and support the necessary individuals to perform the Services hereunder. These resources will support both inbound and outbound telesales.

2.2	DATABASES

IBM shall retain ownership over and own any and all Customer Data, including Customer Data contained in any database created by Outsource Provider under Section 3.5 below. Outsource Provider’s activities with respect to any databases are further addressed in Section 3.0, “Outsource Provider’s Responsibilities”.

Any and all Customer Data shall be considered “Confidential Information” and governed by the Agreement for Exchange of Confidential Information # RAIN702 signed on 07/16/2002 between IBM and Outsource Provider (“AECI”).

2.3	DATA REPORTING

IBM shall retain ownership over and shall own any data prepared by Outsource Provider for IBM as part of the Services under this SOW, including, but not limited to, such data

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Rainmaker/IBM Confidential

found in each Status Report. Outsource Provider’s activities with respect to any such data reports are further addressed in Section 3.0 “Outsource Provider’s Responsibilities”.

Any reported data shall be considered IBM’s “Confidential Information” and governed by the AECI.

2.4	PERFORMANCE REVIEW

During the Term of this Agreement, IBM shall have the right to review Outsource Provider’s performance on a quarterly basis based on the Quality Measurements, as such term is defined under Section 5 below; in the event IBM reasonably determines that Outsource Provider is not expending commercially reasonable efforts to meet such Quality Measurements, IBM shall be entitled to terminate this Agreement effective ninety (90) days after Outsource Provider’s receipt of IBM’s notice thereof.

3.0	OUTSOURCE PROVIDER’S RESPONSIBILITIES

Outsource Provider has the following responsibilities associated with this SOW:

3.1	DATA AND SYSTEM INTEGRATION

Upon receipt of Customer Data, Rainmaker will begin integration of Services for this SOW. The objective of the integration is to create a transparent extension of IBM for the purpose of sales and marketing of ServicePacs as outlined in this SOW. The primary activities of the integration are as follows:

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Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Rainmaker/IBM Confidential

Outsource Provider is responsible for the provision of its own equipment and software applications required to access, and interface with, IBM’s electronic ServicePac order fulfillment and ServicePac registration systems.

3.2	TELESALES ACTIVITIES

Outsource Provider’s telesales professionals will use Outsource Provider’s sales force automation systems to manage ServicePac sales opportunities. Outsource Provider shall only contact Customers to perform the Services necessary to sell ServicePacs within the Programs as outlined in this SOW. If a Customer declines to purchase ServicePacs for certain machine(s) or equipment, Outsource Provider agrees to make no further contact with such Customer regarding such machines or equipment. If Customer requests that no further communications take place regarding all of Customer’s eligible machines and equipment, such Customer will be flagged for discontinuation of future marketing. Notwithstanding the foregoing, Outsource Provider’s telesales professionals may request the following information from those Customers they contact: names of primary contact(s), configuration of Customer’s machines and equipment, phone number, mailing address, facsimile number, and e-mail address. All telesales materials are subject to IBM’s reasonable approval before being used by Outsource Provider to perform the Services hereunder.

All telesales scripts are subject to IBM’s reasonable approval before being used by Outsource Provider to perform the Services hereunder.

3.3	MARKETING ACTIVITIES

Outsource Provider will create IBM-specific marketing strategies based on Outsource Provider’s expertise and IBM business objectives.

After analyzing, segmenting and profiling Customer Data, Outsource Provider executes specialized programs to cost-effectively deliver sales of ServicePacs. The program may leverage email, direct mail, fax and phone communications, as well as customer relationships that lead to renewed contracts and acceptance of Up-Sell and Attach offers.

3.4	All marketing materials are subject to IBM’s reasonable approval before being used by Outsource Provider to perform the Services hereunder. During the term hereof, IBM shall use commercially reasonable efforts to notify Outsource Provider of its approval or rejection of such materials within ten (10) days of receipt.

3.5	DATABASE SERVICES

Outsource Provider will create and maintain a secure database of Customer Data provided by IBM, Customer profile updates gathered through telesales and marketing efforts and other Customer information related to the Services under this SOW. If requested by IBM, Outsource Provider will provide IBM the Customer Data contained in any such data bases to IBM within ten (10) business days of the date of receipt of IBM’s

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Rainmaker/IBM Confidential

written request therefore. IBM and Outsource Provider will mutually agree on the format and transfer method of such Customer Data within 5 business days of Effective Date.

IBM will provide Outsource Provider with Customer Data that IBM, in its sole discretion, deems necessary for Outsource Provider to provide the Services hereunder including, but not limited to, the Customer Data as described in paragraph 3.6, SCOPE OF SERVICES, below.

Outsource Provider will integrate such Customer Data into Outsource Provider’s sales and marketing systems. Outsource Provider’s access to, and use of, this information from IBM is restricted to Outsource Provider’s performance of Services under this SOW (the “Permitted Purpose”), and such shall be the Permitted Purpose under the AECI.

3.6	SCOPE OF SERVICES

Outsource Provider may provide Services only to those Customers in the Target Market. During the term hereof, IBM and Outsource Provider shall cooperate and pursue sales to Customers in relevant Target Markets as follows:

PROGRAMS

1) Attach Program - The sale of ServicePacs within the first 90 days of the Customer’s purchase, as an upgrade to the Customer’s current level of support within the existing warranty period. For this Program Outsource Provider will require regular data feeds of current sales data. The content, schedule and transfer method for these feeds will be mutually agreed upon by IBM and Outsource Partner.

2) Warranty Conversion Program - The sale of ServicePacs to Customers whose warranty is expiring in the Near Future. For this Program Outsource Provider will require a minimum of 1 year’s worth of warranty expiration data going forward from the Effective Date. The content, schedule and transfer method for these feeds will be mutually agreed upon by IBM and Outsource Provider.

3) ServicePac Renewal Program - The sale of ServicePacs as renewal of support for an existing ServicePac that will expire in the Near Future. The content, schedule and transfer method for these feeds will be mutually agreed upon by IBM and Outsource Provider.

ServicePac Reactivation Program - The sale of ServicePacs to re-instate support for Customers whose warranty has already expired. The content, schedule and transfer method for these feeds will be mutually agreed upon by IBM and Outsource Provider.

4) Upsell Activities - For each Program Outsource Provider may identify, through communications with the Customer, opportunities to upgrade a Customer’s service to a higher level or sell ServicePacs for machines or equipment identified by the Customer that may not appear in the Customer Data.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Rainmaker/IBM Confidential

For all Programs described above, Outsource Provider reserves the right to limit sales and marketing activities to those Customers for which sufficient Customer contact data is provided by IBM. IBM and Outsource Provider will mutually agree to the specific lines of business that will be targeted for the Programs based on Outsource Provider’s analysis of the Customer Data provided by IBM.

IBM and Outsource Provider will mutually agree upon the format and delivery/transfer method of Customer Data.

3.7	CUSTOMER CONTACT CENTER

Outsource Provider will provide a Customer contact center for Customers to contact Outsource Provider by phone, fax, or e-mail to purchase IBM ServicePacs, or to obtain more information about purchasing IBM ServicePacs.

3.8	STANDARD SUPPORT HOURS

Outsource Provider’s support staff will be available from 6 a.m. -5 p.m. (PST) to answer Customer inquiries, provide sales support, take orders, process payments, and register the purchased ServicePacs. Outsource Provider’s objective is to register a minimum of *** of the ServicePacs sold within 3 business days of sale.

3.9	ONLINE CONTRACT VIEWING

Outsource Provider will deploy its online contract viewing and renewal tools specific to the ServicePac offers outlined in this SOW. This IBM-branded web site, using Outsource Provider’s standard web template, is the destination for Customers under Outsource Provider’s marketing for the ServicePac programs, allowing on-line viewing of current service information related to the ServicePac offers.

Customers shall have the ability to view machines and equipment eligible for Programs within each Customer’s Data provided by IBM, initiate a quote, update Customer profile information, such as ship-to, bill-to, and contact information, accept ServicePac terms and conditions, and order online via credit card or purchase order. Purchase orders are accepted on purchases over ***. All Customer online transactions must be secure and password protected.

3.10	CUSTOMER ROUTING

Outsource Provider’s customer contact center staff will provide Customer transfers to a toll free number provided by IBM to IBM’s Customer Support Operations (CSO) at each Customer’s request or if Outsource Provider is restricted from processing the order for any reason.

3.11	REPORTING

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Rainmaker/IBM Confidential

Outsource Provider will provide to IBM monthly reports of Quality Measurements as specified in Section 5.0. In addition, Outsource Provider will provide monthly and quarterly business unit reports incorporating the performance measurements along with summaries of database building and ServicePac sales activities as mutually agreed to by the Parties.

3.12	ADMINISTRATIVE SUPPORT

Outsource Provider will handle payment processing/tracking/verification of purchase orders, process credit card orders, invoicing and collection payment on accounts receivables (subject to Section 3.13 of the SOW) and entitlement fulfillment. Outsource Provider’s staff will utilize IBM’s ServicePac registration system to register all ServicePac purchases within 3 business days of such purchases.

Within thirty (30) days of signing this SOW, Outsource Provider must open and maintain in good standing an account with IBM Global Financing (IGF) to receive IBM’s consolidated invoices based on orders placed by Customers. Payment terms are net *** days from date of invoice.

3.13	PAYMENTS BY CUSTOMERS

In the event any Customer fails to remit payment to Outsource Provider, Outsource Provider is responsible for collection. IBM has no obligation to assist Outsource Provider in collection of outstanding debts owed to Outsource Provider by Customers, provided that IBM shall immediately terminate any ServicePac with respect to any Customer upon receipt of notice from Outsource Provider that such Customer has not paid for the relevant ServicePac within forty-five (45) days of Outsource Provider’s invoice therefor.

3.14	SUPPLIER REPRESENTATION TO CUSTOMERS

Outsource Provider’s sole purpose for contacting Customers under this SOW is to sell IBM ServicePacs. Outsource Provider will not represent itself as IBM or International Business Machines Corporation or any other entity. Outsource Provider may represent itself only as “Extended Service Sales for IBM.” Outsource Provider shall not make any false, misleading or derogatory statements regarding IBM or IBM’s businesses.

4.0	OUTSOURCE PROVIDER’S USE OF SUBCONTRACTORS

Outsource Provider may subcontract Services to be performed hereunder. Notwithstanding this subsection, Outsource Provider’s use of subcontractors does not relieve Outsource Provider of the responsibility for the subcontractor’s performance, and Outsource Provider’s obligations’ and responsibilities assumed under this SOW will be made equally applicable to subcontractors. IBM reserves the right to reject Outsource Provider’s use of any subcontractor in performance of this SOW for any valid reason.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Rainmaker/IBM Confidential

5.0	QUALITY MEASUREMENTS

Outsource Provider shall deliver to IBM, no later than thirty (30) days after the end of each quarter, a written report to IBM containing the following information: Sales results, performance against forecast, attainment rates vs. opportunity, marketing delivery metrics, response rates, non-renewal reasons captured by percent of base contacted, customer feedback (collectively the “Quality Measurements”), recommendation for improvement, and next quarter forecast and initiatives.

Outsource Provider shall deliver to IBM, no later than fifteen (15) business days after the end of each fiscal month, a written report to IBM setting forth Outsource Providers sales performance.

6.0	IBM’S RESPONSIBILITIES

IBM has the following responsibilities associated with this SOW:

6.1	SET-UP OF SUPPLIER AT BUYER

IBM’s ServicePac support organization will assign a resource to act as the focal point for Outsource Provider. The focal point will be responsible for assisting the Outsource Provider with use of IBM ServicePac registration process and will provide general administrative advice and guidance.

6.2	DATA FEEDS TO SUPPLIER

All Customer Data supplied by IBM to Outsource Provider or from Outsource Provider to IBM shall be considered Confidential Information pursuant to AECI.

IBM reserves the right to provide the data feeds delivered to Outsource Provider hereunder to other sales entities in its sole discretion. Outsource Provider shall have the right to terminate this Agreement effective upon 30 days written notice upon learning of IBM sharing such data with such similar sales entities.

6.3	PRICES

IBM will provide Outsource Provider with List Prices for ServicePacs. As updates occur to any such List Prices, IBM will provide Outsource Provider with those updates.

Outsource Provider shall provide IBM with a consolidated purchase order on a monthly basis representing the relevant Retention Amount for each ServicePac purchased by Customers during such month. IBM shall invoice Outsource Provider on the fifteenth (15th) day after of the end of the relevant month to which the purchase order pertains. Outsource Provider shall pay each such IBM invoice within *** days of receipt thereof. All invoices from IBM shall be sent to the following address:

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Rainmaker/IBM Confidential

Rainmaker Systems, Inc.

1800 Green Hills Road

Scotts Valley, CA 95066

Attn: Accounts Payable

6.4	PRE-SALES TECHNICAL SUPPORT AND TRAINING

IBM shall provide to Outsource Provider’s designated instructors, at Outsource Provider’s expense (including all travel expenses), pre-sales training on IBM ServicePacs. Such training will be conducted at IBM’s site. Due to the substantial experience Outsource Provider has with sales of similar services, the content of the training will be primarily an overview and introduction of the ServicePac portfolio and its associated registration process by IBM. Outsource Provider agrees to utilize the trained instructors to train its broader sales force on ServicePac offerings and registration processes.

7.0	MUTUAL RESPONSIBILITIES

Any operational issues or rules of engagement requiring additional definition or clarification relevant to fulfilling the Services identified under this SOW shall be addressed in a separate operational document which will be established soon after the Effective Date and maintained throughout the term of this SOW.

8.0	CONFIDENTIALITY

Disclosure of confidential information will be governed by the terms of the AECI.

9.0	TERMINATION

Either party may terminate this SOW if the other party is in material breach under this SOW and the default continues for thirty (30) days after receipt of written notice of such default from the non-defaulting party.

Either party may terminate this SOW without penalty upon 90 days written notice to the other party except that IBM shall not serve any notice, other than for material breach, to Outsource Provider at any time within the first ninety (90) days from Program Execution.

IBM may terminate this SOW if Outsource Provider fails to pay IBM any undisputed fees within thirty (30) days after receipt of written notice, other than invoice, thereof from IBM.

Outsource Provider may terminate this SOW upon thirty (30) days prior written notice to IBM (i) during the first three (3) months after the Effective Date of this SOW based on Outsource Provider’s determination that the Customer Data received from IBM or (ii) any “updates” to the Price List of ServicePacs hereunder, in either case, renders, in

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Rainmaker/IBM Confidential

Outsource Provider’s sole discretion, performance of the Services hereunder commercially unviable.

Accepted on behalf of Rainmaker	Accepted on behalf of ***

Name: Martin Hernandez	Name: ***

Position: Chief Operating Officer	Position: IBM Service Brand Executive

Signature: /s/ Martin Hernandez	Signature: /s/ ***

Date: 06/11/03	Date: 06/16/03

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.